UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020 (June 4, 2020)

APPLIED THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38898	81-3405262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

545 Fifth Avenue, Suite 1400 New York, NY 10017	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 220-9226

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In satisfaction of the obligations of Applied Therapeutics, Inc. (the “Company”) under the offer letter between the Company and Dr. Chuck Silberstein, the Company’s Chief Financial Officer, the Compensation Committee approved a grant to Dr. Silberstein on June 4, 2020 of (i) an option to purchase 183,000 shares of common stock with a per share exercise price equal to the fair market value of a share on the grant date and (ii) 61,000 restricted stock units. The options and RSUs are subject to the terms of the Company’s 2019 Equity Incentive Plan and the applicable award agreement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 4, 2020, the stockholders of the Company voted on the matters described below.

1.	The Company’s stockholders elected two Class I directors, who comprise all the directors of such class, to serve until the 2023 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or until his her earlier death, resignation or removal. The numbers of shares that voted for the election of such directors, withheld authority to vote for such directors, and represented broker non-votes with respect to this proposal are summarized in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Les Funtleyder	10,222,761	2,492,919	4,983,589
Stacy J. Kanter	9,698,641	3,017,039	4,983,589

2.	The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The numbers of shares that voted for, against and abstained from voting for or against the ratification of the appointment of Ernst & Young LLP are summarized in the table below.

Votes For	Votes Against	Abstentions
17,694,390	4,546	333

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED THERAPEUTICS, INC.

Dated: June 5, 2020	By:	/s/ Shoshana Shendelman
	Name:	Shoshana Shendelman, Ph.D.
	Title:	Chief Executive Officer